CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2015 OPERATING RESULTS

Houston, TEXAS (July 30, 2015) - Camden Property Trust (NYSE:CPT) today announced operating results for the three and six months ended June 30, 2015.

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”), and Net Income Attributable to Common Shareholders (“EPS”) for the three and six months ended June 30, 2015 are detailed below.

	Three Months Ended		Six Months Ended
	June 30		June 30
Per Diluted Share	2015	2014	2015	2014
FFO	$1.12	$1.05	$2.20	$2.10
AFFO	$0.91	$0.86	$1.86	$1.82
EPS	$0.40	$0.40	$1.68	$0.85

A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

Same Property Results

	Quarterly Growth	Sequential Growth	Year to Date Growth
	2Q15 vs. 2Q14	2Q15 vs. 1Q15	2015 vs. 2014
Revenues	5.2%	2.2%	4.9%
Expenses	3.9%	0.3%	5.0%
Net Operating Income ("NOI")	5.9%	3.3%	4.8%

	2Q15	2Q14	1Q15
Occupancy	96.0%	95.6%	95.5%

“Operating performance remains strong across our markets, with continued demand for well-located apartment homes,” said Richard Campo, Camden’s Chairman and CEO. “As a result, we are raising our 2015 projections for both FFO and same property growth for the second time this year.”

The Company defines same property communities as communities owned and stabilized as of January 1, 2014. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Construction was completed during the second quarter at Camden Hayden located in Tempe, AZ, and construction commenced at Camden Shady Grove in Rockville, MD.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Cost	Owned	as of 7/26/2015
Camden Foothills	Scottsdale, AZ	220	$44.6	100%	89%
Camden Hayden	Tempe, AZ	234	44.2	100%	67%
TOTAL		454	$88.8

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Budget	Owned	as of 7/26/2015
Camden Flatirons	Denver, CO	424	$79	100%	79%
Camden Paces	Atlanta, GA	379	117	100%	57%
Camden Southline	Charlotte, NC	266	48	31.3%	50%
Camden Chandler	Chandler, AZ	380	73	100%	38%
Camden Glendale	Glendale, CA	303	115	100%	33%
Camden Gallery	Charlotte, NC	323	58	100%
Camden Victory Park	Dallas, TX	423	82	100%
The Camden	Los Angeles, CA	287	145	100%
Camden Lincoln Station	Denver, CO	267	56	100%
Camden McGowen Station	Houston, TX	315	90	100%
Camden NoMa II	Washington, DC	405	115	100%
Camden Shady Grove	Rockville, MD	457	116	100%
TOTAL		4,229	$1,094

Acquisition/Disposition Activity
During the quarter, Camden acquired a 49.6-acre land parcel in Phoenix, AZ and a 2.7-acre land parcel in Los Angeles, CA for the future development of up to 1,274 apartment homes.

Earnings Guidance
Camden updated its earnings guidance for 2015 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for third quarter 2015 as detailed below.

Per Diluted Share	3Q15	2015
FFO	$1.12 - $1.16	$4.47 - $4.57
EPS	$0.38 - $0.42	$2.45 - $2.55

Same Property Growth	2015 Range	2015 Midpoint
Revenue	4.75% - 5.25%	5.00%
Expenses	4.75% - 5.25%	5.00%
NOI	4.75% - 5.25%	5.00%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2015 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, July 31, 2015 at 11:00 a.m. Central Time to review its second quarter 2015 results and discuss its outlook for future performance. To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 6772868, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 169 properties containing 58,680 apartment homes across the United States. Upon completion of 12 properties under development, the Company’s portfolio will increase to 62,909 apartment homes in 181 properties. Camden was recently named by FORTUNE® Magazine for the eighth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #10.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
OPERATING DATA
Property revenues
Rental revenues	$190,089	$180,438	$376,946	$359,402
Other property revenues	30,562	28,054	59,139	55,019
Total property revenues	220,651	208,492	436,085	414,421

Property expenses
Property operating and maintenance	53,472	52,264	106,470	103,011
Real estate taxes	25,317	23,616	50,730	47,193
Total property expenses	78,789	75,880	157,200	150,204

Non-property income
Fee and asset management	1,618	2,147	3,181	5,170
Interest and other income	141	44	201	332
Income/(loss) on deferred compensation plans	(297)	2,018	1,567	2,699
Total non-property income	1,462	4,209	4,949	8,201

Other expenses
Property management	6,082	5,853	12,044	11,692
Fee and asset management	1,121	1,247	2,197	2,506
General and administrative	11,582	10,534	21,330	20,079
Interest	24,411	22,746	49,023	45,879
Depreciation and amortization	63,728	57,953	125,258	115,349
Amortization of deferred financing costs	620	816	1,418	1,657
Expense/(benefit) on deferred compensation plans	(297)	2,018	1,567	2,699
Total other expenses	107,247	101,167	212,837	199,861

Gain on sale of operating properties, including land	—	1,447	85,192	1,801
Impairment associated with land holdings	—	(1,152)	—	(1,152)
Equity in income of joint ventures	1,531	736	2,913	5,026
Income from continuing operations before income taxes	37,608	36,685	159,102	78,232
Income tax expense	(407)	(401)	(836)	(875)
Net income	37,201	36,284	158,266	77,357
Less income allocated to non-controlling interests from continuing operations	(1,122)	(1,012)	(6,588)	(2,049)
Net income attributable to common shareholders	$36,079	$35,272	$151,678	$75,308

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$37,201	$36,284	$158,266	$77,357
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	37	14	74	29
Comprehensive income	37,238	36,298	158,340	77,386
Less income allocated to non-controlling interests from continuing operations	(1,122)	(1,012)	(6,588)	(2,049)
Comprehensive income attributable to common shareholders	$36,116	$35,286	$151,752	$75,337

PER SHARE DATA
Total earnings per common share – basic	$0.40	$0.40	$1.69	$0.85
Total earnings per common share – diluted	0.40	0.40	1.68	0.85

Weighted average number of common shares outstanding:
Basic	89,153	87,845	89,071	87,748
Diluted	90,252	88,972	90,496	88,899

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$36,079	$35,272	$151,678	$75,308
Real estate depreciation from continuing operations	62,603	56,556	122,966	112,567
Adjustments for unconsolidated joint ventures	2,237	1,326	4,482	2,640
Income allocated to non-controlling interests	1,122	1,012	6,588	2,049
Gain on sale of unconsolidated joint venture properties	—	—	—	(3,566)
Gain on sale of operating properties, net of tax	—	—	(85,145)	—
Funds from operations	$102,041	$94,166	$200,569	$188,998

Less: recurring capitalized expenditures (a)	(19,233)	(17,011)	(30,494)	(25,410)

Adjusted funds from operations - diluted	$82,808	$77,155	$170,075	$163,588

PER SHARE DATA
Funds from operations - diluted	$1.12	$1.05	$2.20	$2.10
Adjusted funds from operations - diluted	0.91	0.86	1.86	1.82
Distributions declared per common share	0.70	0.66	1.40	1.32

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	91,338	90,058	91,307	89,985

PROPERTY DATA
Total operating properties (end of period) (b)	169	170	169	170
Total operating apartment homes in operating properties (end of period) (b)	58,680	59,963	58,680	59,963
Total operating apartment homes (weighted average)	51,762	52,709	51,660	52,684

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEET
(In thousands)

(Unaudited)

	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
ASSETS
Real estate assets, at cost
Land	$1,034,649	$1,012,684	$1,003,422	$997,349	$985,444
Buildings and improvements	6,134,510	5,979,985	5,890,498	5,894,453	5,762,428
	7,169,159	6,992,669	6,893,920	6,891,802	6,747,872
Accumulated depreciation	(1,860,923)	(1,798,955)	(1,738,862)	(1,813,124)	(1,755,086)
Net operating real estate assets	5,308,236	5,193,714	5,155,058	5,078,678	4,992,786
Properties under development, including land	488,565	519,454	527,596	576,269	599,139
Investments in joint ventures	35,731	36,526	36,429	35,180	36,167
Properties held for sale	—	—	27,143	—	—
Total real estate assets	5,832,532	5,749,694	5,746,226	5,690,127	5,628,092
Accounts receivable – affiliates	25,855	25,652	25,977	25,954	26,501
Other assets, net (a)	120,082	122,326	124,888	123,999	114,002
Cash and cash equivalents	16,508	174,353	153,918	66,127	16,069
Restricted cash	5,791	5,034	5,898	5,769	5,424
Total assets	$6,000,768	$6,077,059	$6,056,907	$5,911,976	$5,790,088

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,770,491	$1,838,203	$1,837,911	$1,837,621	$1,769,287
Secured	904,196	904,914	905,628	906,328	930,952
Accounts payable and accrued expenses	128,532	134,438	157,232	147,255	122,307
Accrued real estate taxes	43,905	23,269	39,149	54,369	40,232
Distributions payable	64,253	64,261	60,386	60,265	59,770
Other liabilities (b)	100,515	102,163	100,058	94,230	90,944
Total liabilities	3,011,892	3,067,248	3,100,364	3,100,068	3,013,492

Commitments and contingencies
Non-qualified deferred compensation share awards	69,791	69,902	68,134	60,363	61,727

Equity
Common shares of beneficial interest	976	976	976	974	967
Additional paid-in capital	3,657,537	3,656,105	3,667,448	3,649,750	3,595,315
Distributions in excess of net income attributable to common shareholders	(426,614)	(403,518)	(453,777)	(568,142)	(550,050)
Treasury shares, at cost	(387,172)	(388,181)	(396,626)	(397,497)	(398,474)
Accumulated other comprehensive loss (c)	(2,345)	(2,382)	(2,419)	(1,474)	(1,077)
Total common equity	2,842,382	2,863,000	2,815,602	2,683,611	2,646,681
Non-controlling interests	76,703	76,909	72,807	67,934	68,188
Total equity	2,919,085	2,939,909	2,888,409	2,751,545	2,714,869
Total liabilities and equity	$6,000,768	$6,077,059	$6,056,907	$5,911,976	$5,790,088

(a) Includes net deferred charges of:	$11,921	$12,432	$13,219	$14,361	$12,747

(b) Includes deferred revenues of:	$843	$1,728	$1,848	$1,734	$1,070

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligation, and unrealized loss on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Definitions of recurring capital expenditures are subjective. Accordingly, there can be no assurance our basis for computing this non-GAAP measure is comparable with that of other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net income attributable to common shareholders	$36,079	$35,272	$151,678	$75,308
Real estate depreciation and amortization	62,603	56,556	122,966	112,567
Adjustments for unconsolidated joint ventures	2,237	1,326	4,482	2,640
Income allocated to non-controlling interests	1,122	1,012	6,588	2,049
Gain on sale of unconsolidated joint venture properties	—	—	—	(3,566)
Gain on sale of operating properties, net of tax	—	—	(85,145)	—
Funds from operations	$102,041	$94,166	$200,569	$188,998

Less: recurring capitalized expenditures	(19,233)	(17,011)	(30,494)	(25,410)

Adjusted funds from operations	$82,808	$77,155	$170,075	$163,588

Weighted average number of common shares outstanding:
EPS diluted	90,252	88,972	90,496	88,899
FFO/AFFO diluted	91,338	90,058	91,307	89,985

Earnings per common share - diluted	$0.40	$0.40	$1.68	$0.85
FFO per common share - diluted	$1.12	$1.05	$2.20	$2.10
AFFO per common share - diluted	$0.91	$0.86	$1.86	$1.82

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	3Q15	Range	2015	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.38	$0.42	$2.45	$2.55
Expected real estate depreciation and amortization	0.70	0.70	2.75	2.75
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.10	0.10
(Gain) on sale of unconsolidated joint venture property	—	—	—	—
Realized (gain) on sale of operating properties	—	—	(0.93)	(0.93)
Expected FFO per share - diluted	$1.12	$1.16	$4.47	$4.57

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Net income attributable to common shareholders	$36,079	$35,272	$151,678	$75,308
Less: Fee and asset management	(1,618)	(2,147)	(3,181)	(5,170)
Less: Interest and other income	(141)	(44)	(201)	(332)
Less: Income/(loss) on deferred compensation plans	297	(2,018)	(1,567)	(2,699)
Plus: Property management	6,082	5,853	12,044	11,692
Plus: Fee and asset management	1,121	1,247	2,197	2,506
Plus: General and administrative	11,582	10,534	21,330	20,079
Plus: Interest	24,411	22,746	49,023	45,879
Plus: Depreciation and amortization	63,728	57,953	125,258	115,349
Plus: Amortization of deferred financing costs	620	816	1,418	1,657
Plus: Expense/(benefit) on deferred compensation plans	(297)	2,018	1,567	2,699
Less: Gain on sale of operating properties, including land	—	(1,447)	(85,192)	(1,801)
Less: Impairment associated with land holdings	—	1,152	—	1,152
Less: Equity in income of joint ventures	(1,531)	(736)	(2,913)	(5,026)
Plus: Income tax expense	407	401	836	875
Plus: Income allocated to non-controlling interests from continuing operations	1,122	1,012	6,588	2,049
Net Operating Income (NOI)	$141,862	$132,612	$278,885	$264,217

"Same Property" Communities	$130,446	$123,151	$256,753	$244,899
Non-"Same Property" Communities	8,515	3,565	16,789	7,504
Development and Lease-Up Communities	2,162	31	3,338	30
Dispositions/Other	739	5,865	2,005	11,784
Net Operating Income (NOI)	$141,862	$132,612	$278,885	$264,217

EBITDA

EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, and income (loss) allocated to non-controlling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Net income attributable to common shareholders	$36,079	$35,272	$151,678	$75,308
Plus: Interest	24,411	22,746	49,023	45,879
Plus: Amortization of deferred financing costs	620	816	1,418	1,657
Plus: Depreciation and amortization	63,728	57,953	125,258	115,349
Plus: Income allocated to non-controlling interests from continuing operations	1,122	1,012	6,588	2,049
Plus: Income tax expense	407	401	836	875
Less: Gain on sale of operating properties, including land	—	(1,447)	(85,192)	(1,801)
Less: Impairment associated with land holdings	—	1,152	—	1,152
Less: Equity in income of joint ventures	(1,531)	(736)	(2,913)	(5,026)
EBITDA	$124,836	$117,169	$246,696	$235,442